Exhibit 10.2

                     CONTRACT FOR THE SALE OF GOODS JV2 1\1

Nicosia, Cyprus                                                December, 1, 2013

     BETWEEN: BETAFOX CORP, represented by Director Giorgos Kallides (the "Seller")

     AND: HOME AND BEYOND (the "Buyer"), represented by Director Mark Kostandi (the "Buyer") have concluded the present Contract as follows:

1. SALE OF GOODS
Seller shall sell, to buyer the following goods:

MULTI-COLORED CANDLES WITH COLORED FLAMES IN ASSORTMENT

No party under the agreement is obligated to purchase or sell a certain minimum number of goods or dollar amount.

The range of products for delivery of each batch is defined in the invoice.

2. CONSIDERATION
Buyer shall accept the goods and pay the sum for the goods.

3. IDENTIFICATION OF GOODS
Identification of the goods to this agreement shall not be deemed to have been made until both buyer and seller have specified that the goods in question are to be appropriated to the performance of this agreement.

4. PAYMENT ON RECEIPT
Buyer shall make payment for the goods at the time when, and at the place where, the goods are received by buyer.

5. RISK OF LOSS
The risk of loss from any casualty to the goods, regardless of the cause, shall be on seller until the goods have been accepted by buyer.

6. WARRANTY OF NO ENCUMBRANCES
Seller warrants that the goods are now free, and that at the time of delivery shall be free from any security interest or other lien or encumbrance.

7. WARRANTY OF TITLE
Furthermore, seller warrants that at the time of signing this agreement seller neither knows, nor has reason to know, of the existence of any outstanding title or claim of title hostile to the rights of seller in the goods.
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8. RIGHT OF INSPECTION
Buyer shall have the right to inspect the goods on arrival and, within 10 business days after delivery, buyer must give notice to seller of any claim for damages on account of condition, quality or grade of the goods, and buyer must specify the basis of the claim of buyer in detail. The failure of buyer to comply with these conditions shall constitute irrevocable acceptance of the goods by buyer.

The parties have executed this agreement at Cyprus, December, 01, 2013 year This Contract is concluded and enters into force upon signature by the Parties.

SELLER


Director Giorgos Kallides              /s/ Giorgos Kallides
                                       -----------------------------------

BUYER


Director Mark Kostandi                 /s/ Mark Kostandi
                                       -----------------------------------